                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-2

                                                                                                        Distribution Date:   6/15/99

Section 5.2 - Supplement                                      Class A          Class B         Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00             0.00              0.00                   0.00

(ii)    Monthly Interest Distributed                        3,115,000.00       181,245.17        203,868.94           3,500,114.11
        Deficiency Amounts                                          0.00             0.00                                     0.00
        Additional Interest                                         0.00             0.00                                     0.00
        Accrued and Unpaid Interest                                                                    0.00                   0.00

(iii)   Collections of Principal
        Receivables                                        74,271,401.31     4,219,853.45      5,908,064.91          84,399,319.68

(iv)    Collections of Finance Charge
        Receivables                                         9,359,504.26       531,775.83        744,520.20          10,635,800.30

(v)     Aggregate Amount of Principal
        Receivables                                                                                              18,118,082,233.87

                          Investor Interest               600,000,000.00    34,090,000.00     47,728,181.82         681,818,181.82
                          Adjusted Interest               600,000,000.00    34,090,000.00     47,728,181.82         681,818,181.82

                                            Series
        Floating Investor Percentage           3.76%               88.00%            5.00%             7.00%                100.00%
        Fixed Investor Percentage              3.76%               88.00%            5.00%             7.00%                100.00%

(vi)    Receivables Delinquent (As % of
        Total Receivables)
               Current                                                                                                       96.19%
               30 to 59 days                                                                                                  1.21%
               60 to 89 days                                                                                                  0.84%
               90 or more days                                                                                                1.76%
                                                                                                                 -------------------
                              Total Receivables                                                                             100.00%

(vii)   Investor Default Amount                             3,149,157.47       178,924.63        250,505.93           3,578,588.04

(viii)  Investor Charge-Offs                                        0.00             0.00              0.00                   0.00

(ix)    Reimbursed Investor
        Charge-Offs/Reductions                                      0.00             0.00             0.00

(x)     Servicing Fee                                         500,000.00        28,408.33         39,773.48             568,181.82

(xi)    Portfolio Yield (Net of
        Defaulted Receivables)                                                                                               12.42%

(xii)   Reallocated Monthly Principal                                                0.00              0.00                   0.00

(xiii)  Closing Investor Interest
        (Class A Adjusted)                                600,000,000.00    34,090,000.00     47,728,181.82         681,818,181.82

(xiv)   LIBOR                                                                                                              4.90250%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xx)    Principal Investment Funding Shortfall                                                                                0.00

(xxi)   Available Funds                                     8,859,504.26       503,367.50        704,746.72          10,067,618.48

(xxii)  Certificate Rate                                         6.23000%         6.38000%          5.30250%
------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3


                                                                                                        Distribution Date:   6/15/99

Section 5.2 - Supplement                                     Class A          Class B         Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                              0.00               0.00             0.00                    0.00

(ii)   Monthly Interest Distributed                       2,336,250.00         136,149.60       157,889.98            2,630,289.58
       Deficiency Amounts                                         0.00               0.00                                     0.00
       Additional Interest                                        0.00               0.00                                     0.00
       Accrued and Unpaid Interest                                                                  0.00                      0.00

(iii)  Collections of Principal Receivables              55,703,550.99       3,164,951.98     4,430,986.79           63,299,489.76

(iv)   Collections of Finance Charge Receivables          7,019,628.20         398,839.67       558,382.35            7,976,850.22

(v)    Aggregate Amount of Principal Receivables                                                                 18,118,082,233.87

                               Investor Interest        450,000,000.00      25,568,000.00    35,795,636.36          511,363,636.36
                               Adjusted Interest        450,000,000.00      25,568,000.00    35,795,636.36          511,363,636.36

                                        Series
       Floating Investor Percentage        2.82%                 88.00%              5.00%            7.00%                 100.00%
       Fixed Investor Percentage           2.82%                 88.00%              5.00%            7.00%                 100.00%

(vi)   Receivables Delinquent (As % of
       Total Receivables)
               Current                                                                                                       96.19%
               30 to 59 days                                                                                                  1.21%
               60 to 89 days                                                                                                  0.84%
               90 or more days                                                                                                1.76%
                                                                                                                -------------------
                               Total Receivables                                                                            100.00%

(vii)  Investor Default Amount                            2,361,868.11         134,196.10       187,876.83            2,683,941.03

(viii) Investor Charge-Offs                                       0.00               0.00             0.00                    0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00               0.00             0.00

(x)    Servicing Fee                                        375,000.00          21,306.67        29,829.70              426,136.36

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        12.42%

(xii)  Reallocated Monthly Principal                                                 0.00             0.00                    0.00

(xiii) Closing Investor Interest (Class A Adjusted)     450,000,000.00      25,568,000.00    35,795,636.36          511,363,636.36

(xiv)  LIBOR                                                                                                               4.90250%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                    6,644,628.20         377,533.01       528,552.65            7,550,713.86

(xxii) Certificate Rate                                        6.23000%           6.39000%         5.42750%
------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-1


                                                                                                        Distribution Date:   6/15/99

Section 5.2 - Supplement                                      Class A          Class B         Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00              0.00             0.00                    0.00

(ii)   Monthly Interest Distributed                        3,237,500.00        189,248.43       237,845.67            3,664,594.11
       Deficiency Amounts                                          0.00              0.00                                     0.00
       Additional Interest                                         0.00              0.00                                     0.00
       Accrued and Unpaid Interest                                                                    0.00                    0.00

(iii)  Collections of Principal Receivables               86,649,968.20      4,923,203.62     6,892,701.13           98,465,872.95

(iv)   Collections of Finance Charge Receivables          10,919,421.64        620,410.34       868,601.70           12,408,433.68

(v)    Aggregate Amount of Principal Receivables                                                                 18,118,082,233.87

                            Investor Interest            700,000,000.00     39,772,000.00    55,682,545.45          795,454,545.45
                            Adjusted Interest            700,000,000.00     39,772,000.00    55,682,545.45          795,454,545.45

                                          Series
       Floating Investor Percentage           4.39%               88.00%             5.00%            7.00%                 100.00%
       Fixed Investor Percentage              4.39%               88.00%             5.00%            7.00%                 100.00%

(vi)   Receivables Delinquent (As % of
       Total Receivables)
               Current                                                                                                       96.19%
               30 to 59 days                                                                                                  1.21%
               60 to 89 days                                                                                                  0.84%
               90 or more days                                                                                                1.76%
                                                                                                                 ------------------
                            Total Receivables                                                                               100.00%

(vii)  Investor Default Amount                             3,674,017.05        208,747.15       292,255.17            4,175,019.38

(viii) Investor Charge-Offs                                        0.00              0.00             0.00                    0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                  0.00              0.00             0.00

(x)    Servicing Fee                                         583,333.33         33,143.33        46,402.12              662,878.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        12.42%

(xii)  Reallocated Monthly Principal                                                 0.00             0.00                    0.00

(xiii) Closing Investor Interest (Class A Adjusted)      700,000,000.00     39,772,000.00    55,682,545.45          795,454,545.45

(xiv)  LIBOR                                                                                                               4.90250%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                    10,336,088.31        587,267.01       822,199.58           11,745,554.89

(xxii) Certificate Rate                                         5.55000%          5.71000%         5.30250%

------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2


                                                                                                        Distribution Date:   6/15/99

Section 5.2 - Supplement                                      Class A          Class B         Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00              0.00             0.00                  0.00

(ii)   Monthly Interest Distributed                          2,740,833.33        160,416.67       199,211.37          3,100,461.37
       Deficiency Amounts                                            0.00              0.00                                   0.00
       Additional Interest                                           0.00              0.00                                   0.00
       Accrued and Unpaid Interest                                                                      0.00                  0.00

(iii)  Collections of Principal Receivables                 68,082,117.87      3,868,302.15     5,415,623.01         77,366,043.04

(iv)   Collections of Finance Charge Receivables             8,579,545.57        487,474.18       682,463.85          9,749,483.61

(v)    Aggregate Amount of Principal Receivables                                                                 18,118,082,233.87

                          Investor Interest                550,000,000.00     31,250,000.00    43,750,000.00        625,000,000.00
                          Adjusted Interest                550,000,000.00     31,250,000.00    43,750,000.00        625,000,000.00

                                       Series
       Floating Investor Percentage         3.45%                   88.00%             5.00%            7.00%               100.00%
       Fixed Investor Percentage            3.45%                   88.00%             5.00%            7.00%               100.00%

(vi)   Receivables Delinquent (As % of
       Total Receivables)
               Current                                                                                                       96.19%
               30 to 59 days                                                                                                  1.21%
               60 to 89 days                                                                                                  0.84%
               90 or more days                                                                                                1.76%
                                                                                                                 ------------------
                          Total Receivables                                                                                 100.00%

(vii)  Investor Default Amount                               2,886,727.68        164,018.62       229,626.07          3,280,372.37

(viii) Investor Charge-Offs                                          0.00              0.00             0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00              0.00             0.00

(x)    Servicing Fee                                           458,333.33         26,041.67        36,458.33            520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        12.42%

(xii)  Reallocated Monthly Principal                                                   0.00             0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)        550,000,000.00     31,250,000.00    43,750,000.00        625,000,000.00

(xiv)  LIBOR                                                                                                               4.90250%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                       8,121,212.24        461,432.51       646,005.52          9,228,650.27

(xxii) Certificate Rate                                           5.98000%          6.16000%         5.65250%

------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3


                                                                                                        Distribution Date:   6/15/99

Section 5.2 - Supplement                                       Class A           Class B         Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00              0.00              0.00                 0.00

(ii)   Monthly Interest Distributed                           2,434,132.89        141,813.47        149,226.12         2,725,172.48
       Deficiency Amounts                                             0.00              0.00                                   0.00
       Additional Interest                                            0.00              0.00                                   0.00
       Accrued and Unpaid Interest                                                                      0.00                   0.00

(iii)  Collections of Principal Receivables                  50,997,591.21      2,897,574.94      4,056,758.51        57,951,924.66

(iv)   Collections of Finance Charge Receivables              6,426,594.41        365,145.46        511,223.00         7,302,962.87

(v)    Aggregate Amount of Principal Receivables                                                                  18,118,082,233.87

                             Investor Interest              411,983,000.00     23,408,000.00     32,772,440.86       468,163,440.86
                             Adjusted Interest              411,983,000.00     23,408,000.00     32,772,440.86       468,163,440.86

                                           Series
       Floating Investor Percentage            2.58%                 88.00%             5.00%             7.00%              100.00%
       Fixed Investor Percentage               2.58%                 88.00%             5.00%             7.00%              100.00%

(vi)   Receivables Delinquent (As % of
       Total Receivables)
               Current                                                                                                        96.19%
               30 to 59 days                                                                                                   1.21%
               60 to 89 days                                                                                                   0.84%
               90 or more days                                                                                                 1.76%
                                                                                                                  ------------------
                             Total Receivables                                                                               100.00%

(vii)  Investor Default Amount                                2,162,332.24        122,859.13        172,009.30         2,457,200.66

(viii) Investor Charge-Offs                                           0.00              0.00              0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00              0.00              0.00

(x)    Servicing Fee                                            343,319.17         19,506.67         27,310.37           390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         12.42%

(xii)  Reallocated Monthly Principal                                                    0.00              0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)         411,983,000.00     23,408,000.00     32,772,440.86       468,163,440.86

(xiv)  LIBOR                                                                                                                4.90250%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                        6,083,275.24        345,638.79        483,912.63         6,912,826.67

(xxii) Certificate Rate                                            7.09000%          7.27000%          5.65250%

------------------------------------------------------------------------------------------------------------------------------------